ELIAS GUTTMAN
TRADUTOR PÚBLICO E INTERPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma: Inglês - English
Matrícula Jucesp nº 850 CPF 205.428.458-06
RG 13.255.413 CCM 2.939.360 INSS 1.162.477.364-2
Av. Nove de Julho, 3287 - CEP 01407-000 - São Paulo/SP
Fone: (55 11) 3884-5320 - Telefax: (55 11) 3884-9038 - e-mail: etradutor@yahoo.com.br

The undersigned, Public Translator, duly sworn and registered with the Board of Trade of The State of São Paulo under nº 850 certifies that the document, written in Portuguese was presented for translation in English, which has been done to the best of his knowledge as follows:--------------------------
(THE DOCUMENT PRESENTED WAS AN AMENDMENT TO AN AGREEMENT OF PURCHASE AND SALE, ISSUED IN THREE PAGES, FRONT ONLY. THE DOCUMENT READS:)

AMENDMENT TO THE AGREEMENT OF PURCHASE AND SALE OF SOCIAL QUOTAS

CASTROL LLC., dully incorporated on November 12 of the year 2008, with document of incorporation with entry 6962552, granted by the Secretary of State of Delaware, in the United States of America(USA), with registered address and registered agent domiciled at Greentree Drive, n. 160, room 101, Dover, Kent County, in the State of Delaware, USA, 19904, herein represented by its attorney-in-law, Mr. Edison Carmagnani, Brazilian, married, Businessman, bearer of the ID Card Number 2.256.983 SSP/SP, enrolled at the Taxpayer's registry of the Ministry of Finance with number 063.543.788-00, resident and domiciled at Rua Bartira, n. 482, apt. 131, Perdizes, in the municipality of São Paulo, State of São Paulo, Zip Code 05009-000, hereinafter referred to, severally, as SELLER or CASTROL; and

B&D Food Corp., company located at the Unites States of America, dully incorporated and operating in accordance with the laws of Delaware, in the United States of America, with head offices at 575 Madison Avenue, Suite 1006, New York, NY 10027-2511, herein represented by its world President, Mr. Daniel Ollech, bearer of the Brazilian passport n. CP554471, resident and domiciled at Derech Hohoresh, 96, in the city of Jerusalem, State of Israel, as well as by its representative in Brazil, Mr. Javier Taño Feijó, Uruguaian, divorced, Business Management, bearer of the ID Card for Foreigners RNE n. W275.706-U and enrolled at the Taxpayer's Registry with number 035.316.128-40, domiciled at Rua Barata Ribeiro, n. 323, Cj.11, Cerqueira Cesar, in the city of São Paulo, State of São Paulo, Zip Code 01308-000, hereinafter referred to, severally, as PURCHASER or B&D.

ELIAS GUTTMAN
TRADUTOR PÚBLICO E INTERPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma: Inglês - English
Matrícula Jucesp nº 850 CPF 205.428.458-06
RG 13.255.413 CCM 2.939.360 INSS 1.162.477.364-2
Av. Nove de Julho, 3287 - CEP 01407-000 - São Paulo/SP
Fone: (55 11) 3884-5320 - Telefax: (55 11) 3884-9038 - e-mail: etradutor@yahoo.com.br

CHAPTER 1 - OBJECT OF THE TRANSACTION

1.1 - For the B&D, above identified, the object of the transaction was the acquisition of 60% (sixty per cent) of the interest in GLOBAL MILK.

2.2 - B&D acquired 60% (sixty per cent) of the representative quotas of the share capital, held by CASTROL on May 07, 2009, as per agreement executed between the parties, as enclosed, for the value of R$ 13,000,000.00 (thirteen million real), which shall be paid up to 10/02/2010, as follows:

a) R$ 8,000,000.00 (eight million real) shall be for the increase of the GLOBAL MILK, for account and by order of CASTROL LLC; and

b) R$ 5,000,000.00 (five million real) paid to the TEIXEIRA FAMILY (duly identified in the document enclosed executed by the parties, integral part of the document) or to whom it indicates for account and by order of CASTROL LLC, as a non competition agreement, executed between CASTROL and TEIXEIRA FAMILY, as per enclosed.

2.3 B&D, besides the acquisition of the quotas belonging to CASTROL, shall increase its interest in GLOBAL MILK, in the value of R$ 12,000,000.00 (twelve thousand real) up to 10/02/2010.

First paragraph: The partner B&D shall pay, irrevocably, up to the date of 10/02/2010, the total value of R$ 25,000,000.00 (twenty five million real), as per above, at the risk of loss of the quotas acquired on May 07, 2009.

Second paragraph: All the other dates had been extended, automatically and proportionally, based in the date of 1002/10, herein agreed in the clauses 2.2 and 2.3.

To evidence what is mentioned above, the Parties hereto executed this document in 4 (four) counterparts, of same content and form, in this date, before 02 (two) witnesses undersigned.

São Paulo, October 23, 2009.

REPÚBLICA FEDERATIVA DO BRASIL
FEDERATIVE REPUBLIC OF BRAZIL

ELIAS GUTTMAN

TRADUTOR PÚBLICO E INTERPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma: Inglês - English
Matrícula Jucesp nº 850 CPF 205.428.458-06
RG 13.255.413 CCM 2.939.360 INSS 1.162.477.364-2
Av. Nove de Julho, 3287 - CEP 01407-000 - São Paulo/SP
Fone: (55 11) 3884-5320 - Telefax: (55 11) 3884-9038 - e-mail: etradutor@yahoo.com.br

Parties:
[THERE WERE FOUR ILLEGIBLE SIGNATURES - ONE OF THE ATTORNEY-IN-FACT, EDISON CARMAGNANI; OF THE REPRESENTATIVE OF B&; THE REPRESENTATIVE OF GLOBAL MILK; AND ONE OF A WITNESS - EDSON ALVES CASTRO, ID CARD 33.682.513-4, TAXPAYER'S ID: 175.151.118-95]

IN WITNESS THEREOF, I SET MY HAND AND SEAL THIS FIFTEENTH DAY OF MARCH OF TWO THOUSAND AND TEN, IN THE CITY OF SÃO PAULO, STATE OF SÃO PAULO, FEDERATIVE REPUBLIC OF BRAZIL.-------------

ELIAS GUTTMAN
Tradutor Público e Intérprete Comercial
(Decreto nº 13.609 de 21-10-1943)

Translator's Fee: R$135,00
Date: 15-03-2010